UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 14, 2006

                                  Nelnet, Inc.
             (Exact name of registrant as specified in its charter)


          Nebraska                    001-31924                  84-0748903
          --------                    ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


            121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective November 14, 2006, the Compensation Committee of the Board of Directors of Nelnet, Inc. (the "Company") approved various amendments to the Executive Officers Bonus Plan (the "Plan") for the Co-CEOs of the Company, Mike Dunlap and Stephen Butterfield. A copy of the amended Plan is filed as Exhibit
10.1 to this report. Under the Plan, as amended, each of the Co-CEOs is eligible for an annual bonus equal to $500,000 for every $1.00, or the pro-rata share thereof, in base net income per share earned by the Company during the year. Base net income per share is defined under the amended Plan as the Company's annual base net income for the Plan year, as calculated and reported in the Company's earnings releases and filings, divided by the weighted average basic number of common shares outstanding as of the end of the Plan year. The amended Plan is effective as of January 1, 2007.

The Co-CEO's will not be entitled to any award under the Plan in any year in which the Company fails to maintain a credit rating by Standard & Poor's and Moody's Investor Services of "BBB" or higher. Bonus payments under the Plan for a particular year are made subsequent to year-end after the Company's earnings for the year have been finalized and announced to the public.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibit is filed as part of this report:

            Exhibit
               No.                           Description
            ----------   -------------------------------------------------------
               10.1       Executive Officers Bonus Plan, as amended



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NELNET, INC.


Date:  November 20, 2006                By:    /s/ TERRY J. HEIMES
                                             -----------------------------------
                                                Terry J. Heimes
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


           Exhibit
             No.                   Description
         -------------   -------------------------------------------------------
             10.1        Executive Officers Bonus Plan, as amended